SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                    __________________________________

                                 FORM 8-K
                    __________________________________


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):  September 27, 1994


                         IPALCO ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


        Indiana                 1-8644            35-1575582
(State or other jurisdiction  (Commision             (IRS Employer
    of incorporation)         File Number)   Identification No.)


             25 Monument Circle, Indianapolis, Indiana  46204
           (Address of principal executive offices)  (Zip Code)


    Registrant's telephone number, including area code:  (317) 261-8261



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Item 5.  Other Events

          On September 27, 1994, IPALCO Enterprises, Inc., parent of Indianapolis Power & Light Company (IPL), announced that IPL would further delay the construction of a new, base-load electric generating unit at its proposed Patriot plant in Switzerland County, Indiana to a date beyond IPL's current 5-year Construction Program.

Item 7.  Exhibits

     (99) Copy of press release issued by IPALCO Enterprises, Inc., parent of Indianapolis Power & LIght Company (IPL), relating to IPL's decision to further delay the construction of a new, base-load electric generating unit at its proposed Patriot plant.



                                 SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


Dated:  September 27, 1994

                                   IPALCO ENTERPRISES, INC.


                                   By /s/ John R. Brehm
                                     ---------------------------------
                                     Name:   John R. Brehm
                                     Title:  Vice President and
                                             Treasurer